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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 2000 and January 28, 1999 on Contel of Minnesota, Inc. for the years ended
December 31, 1999, 1998, and 1997 included in Citizens Communications Corporation's Form 8-K dated November 14, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Dallas, Texas,
March 30, 2001